                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No. 2)

    Filed by the Registrant / /
    Filed by a party other than the Registrant /X/

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    /X/ Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         Computer Sciences Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                              Computer Associates
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

================================================================================



                                    Computer
                                   Associates



================================================================================

================================================================================



                             -----------------------
                                 Presentation to
                                  Shareholders
                             -----------------------



                                                                      Computer
======================================================================Associates

Agenda


                          ----------------------------
                             Strategic Rationale for
                              Proposed Combination
                          ----------------------------
                          CA's Performance and Outlook
                          ----------------------------
                              CA's Offer Is Fair to
                                CSC Shareholders
                          ----------------------------
                              Entrenchment Actions
                                 by CSC's Board
                          ----------------------------
                               CA's Legal Strategy
                          ----------------------------
                                   Conclusion
                          ----------------------------


                                                                      Computer
======================================================================Associates

                          ----------------------------
                             Strategic Rationale for
                              Proposed Combination
                          ----------------------------


                                                                      Computer
======================================================================Associates

Strategic Rationale
================================================================================

The combination of CA and CSC would create the premier systems integration and software company, solidifying existing relationships while giving the Company a significant competitive advantage in attracting new clients

o CA is the world's leading provider of IT management software

o CA's products are used on virtually all platforms, including mainframes, midrange, and client / server systems


                                                                      Computer
======================================================================Associates

Strategic Rationale
================================================================================

o CSC is a leading provider of large-scale outsourcing, systems integration, applications development, consulting, transaction processing and other professional services to commercial and government customers

o Historically a provider of IT services to the federal government, CSC has become one of the top three providers of commercial outsourcing services

The combined company intends to provide a full range of bundled computer software and services, capitalizing on cross-selling opportunities within its corporate clients


                                                                      Computer
======================================================================Associates

Strategic Rationale
================================================================================

The Company is positioning itself to become the premier end-to-end solutions provider, offering its clients a full range of bundled IT software and services

o CA currently offers superior end-to-end software

o Systems integration, management consulting and IT outsourcing services will strengthen existing customer relationships and allow for cross-selling of software and services

o With increasingly complex technological requirements and intense global competition, companies are seeking broad solutions to their IT problems

  - Clients are looking to outsource much, if not all, of their IT systems, including hardware, software and management


                                                                      Computer
======================================================================Associates

Strategic Rationale
================================================================================

o Shift towards IT outsourcing is altering the software distribution paradigm

  - IT consultants managing entire systems will become the salesmen and purchasers of enterprise management software

  - Clients are less concerned with specific software brands and more focused on solutions to IT problems

  - Bundling software with implementation and management will be critical for large multinational customers


                                                                      Computer
======================================================================Associates

Strategic Rationale
================================================================================

Acquisition of CSC will combine the premier systems management software company with one of the largest providers of IT outsourcing, systems integration and consulting services

o CSC's 40,000 consultants will provide a worldwide distribution network uniquely positioned to cross-sell CA's high margin systems management software

o IT outsourcing and other services can be sold through CA's large and diversified customer base

  - Service revenues generally exceed 2-3x software revenues

  - Long-term systems management service contracts strengthen existing software relationships


                                                                      Computer
======================================================================Associates

Strategic Rationale
================================================================================

o The combination of CA and CSC will create the only company capable of providing end-to-end software and services solutions across a full range of hardware and software operating systems

  - The only other company capable of providing a broad range of software and services is IBM, which is tied to its own hardware and operating systems

  - The acquisition will enhance existing relationships with hardware and software manufacturers such as Microsoft, Hewlett-Packard, NCR and Sun Microsystems


                                                                      Computer
======================================================================Associates

                            -------------------------
                                CA's Performance
                                   and Outlook
                            -------------------------


                                                                      Computer
======================================================================Associates

CA's History
================================================================================

o Founded in 1976, CA initially focused on providing systems management software for mainframe computers

o In the early 1990s, management undertook a strategic review of the business

  - Extensive discussions with clients to determine the direction of the industry

  - Evaluation of CA's core strengths and market positioning

o Management recognized the growth in the client / server market, as well as customers' desires for client / server systems management software comparable to mainframe software

  - Contrary to the then prevailing opinion, management also believed in the stability of the mainframe market

o CA developed a strategy focused on obtaining a full line of enterprise management software for use on mainframe, midrange and client / server platforms

  - Acquisitions and internal development were used to broaden the Company's product portfolio


                                                                      Computer
======================================================================Associates

CA's Current Environment
================================================================================

o Over the past 5 years CA has made a number of key acquisitions designed to broaden the applications and platforms of its software products

  - Acquisitions included ASK / Ingres (relational database and tools), Legent (mainframe utilities), and Cheyenne (client / server utilities)

o The Company also internally developed Unicenter, a systems management software line targeted toward the client / server market

  - Unicenter revenues have grown to over $1 billion annually in four years

o CA now has the premier line of enterprise management software

  - Over 500 software products running on over forty operating systems and hardware platforms

o With LTM December 1997 revenues of $4.5 billion, CA is the third largest independent software company in the world (behind Microsoft and Oracle)

  - CA's products are used by 95% of the Fortune 500 companies


                                                                      Computer
======================================================================Associates

CA's Revenues Have Grown At A Rapid Pace(a)
================================================================================
($ in Millions)

  [The following table was represented as a bar graph in the printed material.]


                              1991      $1,301
                              1992      $1,509
                              1993      $1,841
                              1994      $2,148
                              1995      $2,623
                              1996      $3,505
                              1997      $4,040

(a) Fiscal years ended March 31.


                                                                      Computer
======================================================================Associates

CA Generates Strong Cash Flows
================================================================================
($ in Millions)


                       EBITDA and EBITDA Margin Growth(a)

  [The following table was represented as a bar graph in the printed material.]


                                        EBITDA      EBITDA Margin
                              1991        $321          24.6%
                              1992        $417          27.6%
                              1993        $595          32.3%
                              1994        $835          38.9%
                              1995      $1,212          46.2%
                              1996      $1,678          47.9%
                              1997      $2,056          50.9%


(a) Fiscal years ended March 31.


                                                                      Computer
======================================================================Associates

CA's Growth Through Acquisitions
================================================================================
($ in thousands)

CA has demonstrated its ability to rapidly assimilate acquired companies and enhance operational performance

 [The following tables were represented as bar graphs in the printed material.]

               Revenue Per Employee                 Net Income Per Employee(a)

1991                   $190                                   $19
1992                   $212                                   $23
1993                   $252                                   $34
1994                   $303                                   $57
1995                   $363                                   $81
1996                   $414                                   $89
1997                   $437                                  $104


(a) Figures for 1995-1997 exclude non-cash acquisition charges, primarily write-offs of capitalized software development costs.


                                                                      Computer
======================================================================Associates

CA's Growth Through Acquisitions
================================================================================

Since its inception, CA has completed more than 70 acquisitions, including the following:

                              Price    Revenue
Year     Company              ($MM)     ($MM)   Description
--------------------------------------------------------------------------------
1987     UCCEL                 $800     $150     Mainframe utilities and banking
                                                 software

1988     Applied Data Research  170      170     Mainframe database

1989     Cullinet               300      203     Mainframe database and
                                                 DEC VAX applications

1991     On-Line Software       100       98     Mainframe utilities

1991     Pansophic Systems      280      235     Mainframe systems software

1994     Ask Group              310      400     Ingres relational database and
                                                 tools

1995     Legent               1,800      507     Mainframe utilities

1996     Cheyenne Software    1,200      188     Client / server utilities


                                                                      Computer
======================================================================Associates

CA's Historical and Projected Financial Performance
================================================================================
($ in Millions)

                 1993       1994       1995       1996       1997      1998E(a)
             -------------------------------------------------------------------
Revenue         $1,841     $2,148     $2,623     $3,505     $4,040     $4,653
  Growth          22.0%      16.7%      22.1%      33.6%      15.3%      15.2%
EBITDA(b)       $  595     $  835     $1,212     $1,678     $2,056     $2,344
  Margin          32.3%      38.9%      46.2%      47.9%      50.9%      50.4%
EBIT(b)         $  388     $  629     $  954     $1,274     $1,632     $1,995
  Margin          21.1%      29.3%      36.4%      36.3%      40.4%      42.9%
Net Income(b)   $  246     $  401     $  581     $  726     $  725     $1,174
  Margin          13.3%      18.7%      22.2%      20.7%      17.9%      25.2%

(a) Source:  Analyst estimates.

(b) Figures for fiscal years 1995, 1996 and 1997 exclude expenses for purchased research and development of $249, $1,303 and $598, respectively; these figures are tax-effected at a 40% rate for net income.


                                                                      Computer
======================================================================Associates

                           ---------------------------
                              CA's Offer Is Fair to
                                CSC Shareholders
                           ---------------------------


                                                                      Computer
======================================================================Associates

CA's Offer for CSC
================================================================================

o Cash tender offer for 100% of CSC shares at $108 per share

o CA's bid is fully financed

  - $10 billion committed bank credit facility provided by CSFB, B of A, Chase and NationsBank

o Offer conditions are not unusual, including:

  - Minimum Condition: CA must end up with a majority of CSC's shares

  - Rights Condition: CSC's poison pill rights must be eliminated

  - Business Combination Condition: The acquirer standstill provisions contained in Nevada law are declared void or inapplicable


                                                                      Computer
======================================================================Associates

Selected Comparable M&A Transaction Multiples
================================================================================

                                              Enterprise Value/   Equity Value/
                                         ------------------------ -------------
                                            LTM      LTM     LTM       LTM
                                         Revenues   EBITDA   EBIT   Net Income
                                         --------   ------   ----   ----------

Computer Associates / Computer Sciences    1.52x    11.8x   21.9x     23.3x

Commercial:
 Affiliated Computer Services / Genix      1.63     11.7    21.4      37.6
 MCI / SHL Systemshouse                    1.17     16.0    38.6        NM
 ALLTEL / Systematics                      2.26     10.8    16.7      26.1
 EDS / AT Kearney                          1.13       NM      NM        NM

Government:
 Litton / Primark's TASC Unit              1.00      9.6      NA        NA
 TRW / BDM                                 0.91     12.2    15.9      36.1
 Affiliated Computer / Computer Data       1.29     17.1    20.9      30.5
 Northrop Grumman / Logicon                1.11     10.2    11.7      20.8
 Litton / Black & Decker's PRC Unit        0.59       NA      NA        NA



                                                                      Computer
======================================================================Associates

Offer Price Per CSC Share
================================================================================

o CA continues to be prepared to pay up to $114 per CSC share in an expedited, negotiated transaction

o CA commenced the tender offer at $108 per share only after CSC refused to enter into negotiations at $114 per CSC share

  - Reflects concern about reduction in the value of CSC's business should CSC continue to refuse to negotiate, forcing the process to become protracted

o Even the $108 price may not be sustainable over a long period of time


                                                                      Computer
======================================================================Associates

Selected Wall Street Commentary on Price
================================================================================

2/17     Tom Masi          "I probably would accept $108."
         Cowen & Co.       "If CA gets this, they'll be an incredible power."

2/17     Duane Eatherly    "This is a very untenable position given that
         BancOne           $108-a-share is pretty fair valuation." "This is
                           something they should present to shareholders and, frankly, present an alternative."

2/17     Wall Street       "At least two deep-pocketed [white knight]
         Journal           candidates, [IBM and AT&T], have expressed little
                           interest in topping CA's old $108-a-share bid."

2/17     Moshe Katri       "CSC can't postpone it forever."
         UBS


                                                                      Computer
======================================================================Associates

Selected Wall Street Commentary on Strategic Fit
================================================================================

2/17     Gary Kaminsky     "The likelihood of a white knight coming in here
         Cowen & Co.       is almost zero."

2/23     Karl Keirstead    [From Computer Associates' perspective,
         Lehman Brothers   the deal would] "make sense."

2/12     Gibbs Moody       "Over the long term it's actually a courageous
         UBS               and very strategic move by Computer
                           Associates."  "This really gives Computer
                           Associates a global reach."

2/12     Charles Phillips  "I think this is a good strategy for Computer
         MSDW Associates and one we've been discussing and urging for several years."


                                                                      Computer
======================================================================Associates

Selected Wall Street Commentary on Strategic Fit
================================================================================

2/11     Lou Dobbs         "Not one of the analysts...thought it was a
         Moneyline         bad idea, saying, in fact, that it's a tremendous
                           strategic step for you to take."

2/11     Scott Gurvey      "Analysts say the combination makes sense..."
         Nightly Business
         Report

2/11     John Faig         "...I don't think anybody really doubts that
         Paine Webber      a combination would be synergistic."


                                                                      Computer
======================================================================Associates

CA Is Committed To Completing the CSC Transaction
================================================================================

o The transaction is important to CA's strategy of becoming an end-to-end software and services solutions provider

o CA has committed significant resources and is resolved to see this acquisition through to the end

  - CA has paid nearly $30 million in bank commitment fees

  - The decline in CA's stock price post-announcement will prevent or postpone the payment of approximately $1.1 billion of incentive compensation to CA senior management

o The transaction is a win-win for both CA and CSC shareholders


                                                                      Computer
======================================================================Associates

                           --------------------------
                              Entrenchment Actions
                                 by CSC's Board
                           --------------------------


                                                                      Computer
======================================================================Associates

Entrenchment Actions by CSC's Board
================================================================================

o CSC's Board and management have taken entrenchment actions at the expense of CSC shareholders

o Bylaw amendments - seeking to (1) eliminate CSC shareholder right to call special meeting and (2) impose extreme (90%) vote as obstacle to fair exercise of shareholder voting rights

o Opting out of Nevada Control Share Statute - seeking to avoid shareholder meeting and opportunity for shareholder referendum

o Poison pill amendments

o Golden parachutes for senior management

o "Head in the Sand" attitude


                                                                      Computer
======================================================================Associates

Extreme Reaction by CSC's Board
================================================================================

o The CSC Board's latest bylaw amendments represent an extreme reaction that we are confident will be dismantled by the courts

  - The amplitude of the response makes it easy for the court to see that CSC management and the Board are trying to entrench themselves

o The bylaw amendments purport to require approval by 90% of the outstanding stock for every one of CA's proposals

  - CSC's Board took this desperate measure because they recognized that the proposals are legally valid and can be adopted by 2/3 or a majority of the shares under the existing bylaws


                                                                      Computer
======================================================================Associates

Extreme Reaction by CSC's Board
================================================================================

o The new bylaws are a clear violation of Nevada law as announced in Hilton-ITT

  - Once an acquirer launches a proxy fight and tender offer, defensive actions that touch upon issues of control and purposefully disenfranchise shareholders are strongly suspect

o Existing bylaws also guarantee shareholders' right to amend bylaws by vote or consent of 50% of the outstanding shares


                                                                      Computer
======================================================================Associates

"Head In The Sand Attitude" of CSC's Management and Board
================================================================================

CSC management is not focused on shareholder value

o Refusal to discuss transaction issues

o Refusal to negotiate price

o Failure to present a credible alternative that would benefit CSC shareholders


                                                                      Computer
======================================================================Associates

                            -------------------------
                               CA's Legal Strategy
                            -------------------------


                                                                      Computer
======================================================================Associates

CA's Legal Strategy
================================================================================

CA has a three-pronged approach intended to remove sufficient CSC directors to elect a new board majority

o Consent solicitation to act in lieu of a shareholders' meeting

o Agent designation solicitation to call a special meeting

o Annual meeting of shareholders


                                                                      Computer
======================================================================Associates

                                ----------------
                                   Conclusion
                                ----------------


                                                                      Computer
======================================================================Associates

Shareholders Must Take Aggressive Action Promptly
================================================================================

CA is committed to providing CSC shareholders the opportunity to decide whether to accept its offer in a fair referendum at the earliest possible date

o In support of our efforts, we ask that CSC shareholders do the following:

  - Vote FOR all of CA's proposals

  - Tender shares

  - Force the CSC Board and management to negotiate with CA or provide a credible alternative to deliver shareholder value


                                                                      Computer
======================================================================Associates

            Cautionary Statement Regarding Forward-Looking Statements

Certain statements contained in the preceding solicitation materials, including any forecasts, projections and descriptions of anticipated synergies referred to therein, including any statements contained herein regarding the development or possible assumed future results of operations of Computer Associates' businesses, the markets for Computer Associates' services and products, anticipated expenditures, regulatory developments and the effects of the Computer Associates Offer (as such term is defined in Computer Associates' filing on Schedule 14D-1 dated February 17, 1998, as amended) and the Proposed Merger (as such term is defined in Computer Associates' filing on Schedule 14D-1 dated February 17, 1998, as amended), any statements preceded by, followed by or that include the words "believes," "expects," "anticipates," or similar expressions, and other statements contained or incorporated by reference herein regarding matters that are not historical facts, are or may constitute forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995). Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. All subsequent written and oral forward-looking statements attributable to Computer Associates or persons acting on its behalf are expressly qualified in their entirety by the cautionary statements set forth or referred to above in this paragraph. Investors are cautioned not to place undue reliance on such statements, which speak only as of the date hereof. Computer Associates undertakes no obligations to release publicly any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.


                                                                      Computer
======================================================================Associates

                           Proxy Solicitation Language

Computer Associates and the Computer Associates Nominees (as enumerated below) are participants in the solicitation of consents, proxies and agent designations from Computer Sciences Corporation shareholders. The Computer Associates Nominees are Charles B. Wang, Sanjay Kumar, Russell Artzt, Peter A. Schwartz, Steven M. Woghin, Charles P. McWade, Ira Zar, Michael A. McElroy, David Kaplan, Robert Toth, Richard Chiarello, Lisa Savino, Gary Quinn, Abraham Poznanski and Douglas Robinson. None of the Computer Associates Nominees will receive any additional compensation for their participation in this solicitation.

Computer Associates owns, through a wholly owned subsidiary, 170,000 shares of common stock of Computer Sciences Corporation ("Computer Sciences" or the "Company"). None of the Computer Associates Nominees owns any shares of Computer Sciences common stock.

Computer Associates has also retained Bear, Stearns & Co. Inc. and its affiliates ("Bear Stearns") to provide certain financial advisory services to Computer Associates. Bear Stearns is acting as Dealer Manager in connection with the Offer and as financial advisor to Computer Associates and CAI Computer Services Corp., a wholly owned subsidiary of Computer Associates, in connection with the proposed acquisition of the Company, but Bear Stearns has not been retained to specifically assist in this solicitation. Computer Associates is obligated to pay to Bear Stearns, if, as more fully described in the engagement letter relating to Bear Stearns' engagement, during the term of the engagement or within 12 months thereafter Computer Associates acquires the Company or more than 50% of its outstanding voting securities, a fee of $5 million and a fee of $1 million (which will be credited against such $5 million fee) if Computer Associates requests Bear Stearns to render a customary fairness opinion.

                                                                      Computer
======================================================================Associates

Bear Stearns is also entitled to act as sole lead underwriter, placement agent and financial advisor in connection with certain debt and equity financings (and certain refinancings) and certain asset sales for a specified period following the acquisition and to receive fees in connection therewith. In addition, Computer Associates has agreed to reimburse Bear Stearns for its reasonable expenses, including reasonable fees and disbursements of its counsel, incurred in rendering its services under its engagement agreement with Computer Associates and has agreed to indemnify Bear Stearns against certain liabilities and expenses in connection with the Offer and the Proposed Merger, including certain liabilities under the federal securities laws. Bear Stearns from time to time renders various investment banking services to Computer Associates and its affiliates for which it is paid customary fees.

In connection with Bear Stearns' engagement as financial advisor, Computer Associates anticipates that Michael J. Urfirer, Senior Managing Director of Bear Stearns, Lisa M. Price, Senior Managing Director of Bear Stearns and Barry J. Cohen, Senior Managing Director of Bear Stearns, none of whom will receive additional compensation for such solicitation, may communicate in person, by telephone or otherwise with a limited number of institutions, brokers or other persons who are shareholders for the purpose of assisting in this solicitation. Bear Stearns will not receive any fee for, or in connection with, such solicitation activities by its employees apart from the fees it is otherwise entitled to receive as described above. None of the above-named employees of Bear Stearns own any shares of Computer Sciences Corporation common stock.


                                                                      Computer
======================================================================Associates

================================================================================



                                    Computer
                                   Associates



================================================================================